Exhibit 4.2

OFFICER’S CERTIFICATE PURSUANT TO

SECTIONS 3.01 AND 3.03 OF THE INDENTURE IDENTIFIED BELOW

The undersigned officer of Exxon Mobil Corporation (the “Company”), acting pursuant to authorization contained in resolutions of the Board of Directors of the Company duly adopted on January 28, 2015 and in resolutions of the Finance Committee of the Board of Directors of the Company duly adopted on January 28, 2015, does hereby authorize, adopt and approve the following terms for (a) a series of the Company’s debt securities designated as “Floating Rate Notes due 2018” (the “2018 Floating Rate Notes”); (b) a series of the Company’s debt securities designated as “Floating Rate Notes due 2022” (the “2022 Floating Rate Notes” and, together with the 2018 Floating Rate Notes, the “Floating Rate Notes”); (c) a series of the Company’s debt securities designated as “1.305% Notes due 2018” (the “2018 Fixed Rate Notes”); (d) a series of the Company’s debt securities designated as “1.912% Notes due 2020” (the “2020 Fixed Rate Notes”); (e) a series of the Company’s debt securities designated as “2.397% Notes due 2022” (the “2022 Fixed Rate Notes”); (f) a series of the Company’s debt securities designated as “2.709% Notes due 2025” (the “2025 Fixed Rate Notes”); and (g) a series of the Company’s debt securities designated as “3.567% Notes due 2045” (the “2045 Fixed Rate Notes” and, together with the 2018 Fixed Rate Notes, the 2020 Fixed Rate Notes, the 2022 Fixed Rate Notes and the 2025 Fixed Rate Notes, the “Fixed Rate Notes” and, the Fixed Rate Notes together with the Floating Rate Notes, the “Notes”), each such series to be issued under an indenture, dated as of March 20, 2014 (the “Indenture”), between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), which Notes have been registered for sale with the Securities and Exchange Commission pursuant to a Registration Statement on Form S-3 (No. 333-194609) under the Securities Act of 1933, as amended. Capitalized terms used but not defined herein shall have the meanings set forth in the Indenture.

I The 2018 Floating Rate Notes are entitled “Floating Rate Notes due 2018”. The 2022 Floating Rate Notes are entitled “Floating Rate Notes due 2022”. The 2018 Fixed Rate Notes are entitled “1.305% Notes due 2018”. The 2020 Fixed Rate Notes are entitled “1.912% Notes due 2020”. The 2022 Fixed Rate Notes are entitled “2.397% Notes due 2022”. The 2025 Fixed Rate Notes are entitled “2.709% Notes due 2025”. The 2045 Fixed Rate Notes are entitled “3.567% Notes due 2045”.

II (a) The 2018 Floating Rate Notes are limited in aggregate principal amount to U.S. $500,000,000; (b) the 2022 Floating Rate Notes are limited in aggregate principal amount to U.S. $500,000,000; (c) the 2018 Fixed Rate Notes are limited in aggregate principal amount to U.S. $1,600,000,000; (d) the 2020 Fixed Rate Notes are limited in aggregate principal amount to U.S. $1,500,000,000; (e) the 2022 Fixed Rate Notes are limited in aggregate principal amount to U.S. $1,150,000,000; (f) the 2025 Fixed Rate Notes are limited in aggregate principal amount to U.S. $1,750,000,000; and (g) the 2045 Fixed Rate Notes are limited in aggregate principal amount to U.S. $1,000,000,000, in each case, subject to (i) the Company’s right from time to time, without giving notice to or seeking the consent of the holders of a series of the Notes, to issue an unlimited amount of additional securities having the same ranking and the same interest rate, maturity and other terms as such series of the Notes other than issue date, issue price and the payment of interest accruing prior to the issue date of the additional securities (such additional securities having such similar terms, together with the applicable series of the Notes, constituting a single series of securities under the Indenture), provided that if such additional securities are not fungible with the then-outstanding Notes of the applicable series for U.S. federal income tax purposes, the additional securities shall have a separate CUSIP number, and (ii) Notes of any series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes of such series pursuant to the provisions of the Indenture.

III (a) The 2018 Floating Rate Notes will mature on March 1, 2018; (b) the 2022 Floating Rate Notes will mature on March 6, 2022; (c) the 2018 Fixed Rate Notes will mature on March 6, 2018; (d) the 2020 Fixed Rate Notes will mature on March 6, 2020; (e) the 2022 Fixed Rate Notes will mature on March 6, 2022; (f) the 2025 Fixed Rate Notes will mature on March 6, 2025; and (g) the 2045 Fixed Rate Notes will mature on March 6, 2045, in each case subject to the provisions of the Indenture and this Officer’s Certificate relating to acceleration and, in the case of the Fixed Rate Notes, subject to the provisions of the Indenture and this Officer’s Certificate relating to optional redemption.

IV The Floating Rate Notes of each series will bear interest at a rate for each applicable Floating Rate Interest Period (as defined below) that is determined by the Calculation Agent on the second London Business Day (as defined below) preceding the first day of such applicable Floating Rate Interest Period (each a “Floating Rate

Interest Determination Date”), and computed on the basis of a 360-day year and the actual number of days that have elapsed in the applicable Floating Rate Interest Period. The Calculation Agent has set the initial interest rate on the 2018 Floating Rate Notes at 0.31185% per annum and the initial interest rate on the 2022 Floating Rate Notes at 0.63185% per annum, and will reset such interest rates applicable to the respective series of Floating Rate Notes for each applicable Floating Rate Interest Period on the applicable Floating Rate Interest Payment Date (as defined below) for the preceding applicable Floating Rate Interest Period. Promptly after a Floating Rate Interest Determination Date, the Calculation Agent will inform the Company of the interest rate for the next applicable Floating Rate Interest Period of each series of Floating Rate Notes. Upon written request from any registered Holder of a series of Floating Rate Notes, the Calculation Agent will provide the interest rate in effect on such applicable series of Floating Rate Notes for the current applicable Floating Rate Interest Period and, if such written request is made after the applicable Floating Rate Interest Determination Date, the interest rate to be in effect for the next applicable Floating Rate Interest Period.

The 2018 Floating Rate Notes will bear interest from March 6, 2015, or from the most recent 2018 Floating Rate Note Interest Payment Date (as defined below) to which interest has been paid or provided for (as modified, if applicable, by the succeeding paragraph herein) to, but excluding, the next 2018 Floating Rate Note Interest Payment Date or Maturity (as modified, if applicable, by the succeeding paragraph herein), as the case may be (each of these periods, a “2018 Floating Rate Note Interest Period”), at a rate per annum equal to Three-Month LIBOR (as defined below) as determined on the applicable Floating Rate Interest Determination Date plus 0.050%, payable quarterly in arrears on March 1, June 1, September 1 and December 1 of each year (as modified, if applicable, by the succeeding paragraph herein) (each a “2018 Floating Rate Note Interest Payment Date”), commencing on June 1, 2015 to the persons in whose names the 2018 Floating Rate Notes are registered at the close of business on the immediately preceding February 15, May 15, August 15 and November 15, respectively, whether or not such date is a Business Day (as defined below) (each a “2018 Floating Rate Note Regular Record Date”). The 2022 Floating Rate Notes will bear interest from March 6, 2015, or from the most recent 2022 Floating Rate Note Interest Payment Date (as defined below) to which interest has been paid or provided for (as modified, if applicable, by the succeeding paragraph herein) to, but excluding, the next 2022 Floating Rate Note Interest Payment Date or Maturity (as modified, if applicable, by the succeeding paragraph herein), as the case may be (each of these periods, a “2022 Floating Rate Note Interest Period,” and together with each 2018 Floating Rate Note Interest Period, a “Floating Rate Interest Period”), at a rate per annum equal to Three-Month LIBOR (as defined below) as determined on the applicable Floating Rate Interest Determination Date plus 0.370%, payable quarterly in arrears on March 6, June 6, September 6 and December 6 of each year (as modified, if applicable, by the succeeding paragraph herein) (each a “2022 Floating Rate Note Interest Payment Date,” and together with each 2022 Floating Rate Note Interest Payment Date, a “Floating Rate Interest Payment Date”), commencing on June 6, 2015 to the persons in whose names the 2022 Floating Rate Notes are registered at the close of business on the immediately preceding February 20, May 20, August 20 and November 20, respectively, whether or not such date is a Business Day (as defined below) (each a “2022 Floating Rate Note Regular Record Date”).

If any Floating Rate Interest Payment Date, other than the date of Maturity, falls on a day that is not a Business Day, then such Floating Rate Interest Payment Date will be postponed to the next day that is a Business Day, except that, if that Business Day falls in the next succeeding calendar month, then, unless it relates to interest payable at Maturity, such Floating Rate Interest Payment Date will be the immediately preceding Business Day. If the date of Maturity of the Floating Rate Notes falls on a day that is not a Business Day, then the related payment of principal and interest will be made on the next day that is a Business Day with the same effect as if made on the date that the payment was first due, and no interest will accrue on the amount so payable for the period from the date of Maturity. This paragraph shall apply to the Floating Rate Notes in lieu of Section 1.14 of the Indenture.

A “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City (or other Place of Payment specified pursuant to the Indenture) are authorized or obligated by law or executive order to close, provided, that as such term applies to the Floating Rate Notes, such day is also a London Business Day. A “London Business Day” is a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

“Three-Month LIBOR” shall be equal to, as of any applicable Floating Rate Interest Determination Date:

(a)	the offered rate to leading banks in the London interbank market for deposits in U.S. dollars having an index maturity of three months, as such rate appears:

(i)	on the Reuters Monitor Money Rates Service (“Reuters”), page LIBOR 01 (or on such other page as may replace Reuters page LIBOR 01 on that service); or

(ii)	if Reuters page LIBOR 01 (or such other page as may replace Reuters page LIBOR 01 on that service) is not available on such Floating Rate Interest Determination Date, on such other comparable publicly available service for displaying offered rates for deposits in U.S. dollars in the London interbank market as may be selected by the Company with the consent of the Calculation Agent, in each case as of approximately 11:00 a.m., London time, on such Floating Rate Interest Determination Date.

(b)	If such rate does not appear on either of the pages described in clauses (a)(i) or (ii) above, the Three-Month LIBOR, in respect of such Floating Rate Interest Determination Date, will be determined as follows:

(i)	the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent (after consultation with the Company), to provide the Calculation Agent with its offered quotation for deposits in U.S. dollars for the period of three months commencing on the applicable Floating Rate Interest Determination Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Floating Rate Interest Determination Date and in a principal amount of not less than $1,000,000 for a single transaction in U.S. dollars in such market at such time. If at least two quotations are provided to the Calculation Agent, then the Three-Month LIBOR on such interest determination date will be the arithmetic mean of such quotations.

(ii)	If fewer than two such quotations are provided, then the Three-Month LIBOR on such Floating Rate Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., New York City time, on such Floating Rate Interest Determination Date by three major reference banks in New York City selected by the Calculation Agent (after consultation with the Company) for loans in U.S. dollars to leading European banks, having an index maturity of three months and in a principal amount of not less than $1,000,000 for a single transaction in U.S. dollars in such market at such time;

provided, however, that if the banks selected by the Calculation Agent are not providing quotations in the manner described by this clause (b), the Three-Month LIBOR determined as of such Floating Rate Interest Determination Date will be the Three-Month LIBOR in effect for the prior applicable Floating Rate Interest Period.

All percentages resulting from any calculation of any interest rate for the Floating Rate Notes of each series will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 3.876545% (or .03876545) would be rounded to 3.87655% (or .0387655), and all U.S. dollar amounts will be rounded to the nearest cent, with one-half cent being rounded upward. Each calculation of the interest rate on the Floating Rate Notes of each series by the Calculation Agent will (in the absence of manifest error) be final and binding on the registered Holders of the Floating Rate Notes of each series, the Trustee and the Company.

The interest rate on the Floating Rate Notes of each series will in no event be higher than the maximum rate permitted by New York law or other applicable state law as such law may be modified by United States law of general application.

Interest on the Fixed Rate Notes will be computed on the basis of a 360-day year comprised of twelve 30-day months. The 2018 Fixed Rate Notes will bear interest from March 6, 2015, or from the most recent Fixed Rate Interest Payment Date (as defined below) to which interest has been paid or provided for to, but excluding, the next Fixed Rate Interest Payment Date or Maturity, as the case may be (each of these periods, a “Fixed Rate Interest Period”), at the rate of 1.305% per annum, payable semiannually in arrears on March 6 and September 6 of each year (each a “Fixed Rate Interest Payment Date”), commencing on September 6, 2015 to the persons in whose names the 2018 Fixed Rate Notes are registered at the close of business on the immediately preceding February 20 and August 20, respectively, whether or not such date is a Business Day (each a “Fixed Rate Regular Record Date”). The 2020 Fixed Rate Notes will bear interest for each Fixed Rate Interest Period at the rate of 1.912% per annum, payable semiannually in arrears on each Fixed Rate Interest Payment Date, commencing on September 6, 2015 to the persons in whose names the 2020 Fixed Rate Notes are registered at the close of business on the immediately preceding Fixed Rate Regular Record Date, whether or not such date is a Business Day. The 2022 Fixed Rate Notes will bear interest for each Fixed Rate Interest Period at the rate of 2.397% per annum, payable semiannually in arrears on each Fixed Rate Interest Payment Date, commencing on September 6, 2015 to the persons in whose names the 2022 Fixed Rate Notes are registered at the close of business on the immediately preceding Fixed Rate Regular Record Date, whether or not such date is a Business Day. The 2025 Fixed Rate Notes will bear interest for each Fixed Rate Interest Period at the rate of 2.709% per annum, payable semiannually in arrears on each Fixed Rate Interest Payment Date, commencing on September 6, 2015 to the persons in whose names the 2025 Fixed Rate Notes are registered at the close of business on the immediately preceding Fixed Rate Regular Record Date, whether or not such date is a Business Day. The 2045 Fixed Rate Notes will bear interest for each Fixed Rate Interest Period at the rate of 3.567% per annum, payable semiannually in arrears on each Fixed Rate Interest Payment Date, commencing on September 6, 2015 to the persons in whose names the 2045 Fixed Rate Notes are registered at the close of business on the immediately preceding Fixed Rate Regular Record Date, whether or not such date is a Business Day.

V Principal and interest on the Notes shall be payable, and the Notes may be surrendered for registration of transfer or exchange, at the office or agency of the Company maintained for that purpose, pursuant to the Indenture, which shall initially be the Corporate Trust Office of the Trustee located at, 60 Wall Street, 16th Floor, Trust & Agency Services, New York, New York 10005, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debt.

The Company, by or through the Trustee, may at its option pay interest by United States dollar check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided, however, that payments in connection with Global Securities to The Depository Trust Company (“DTC”) will be made by wire transfer of immediately available funds to the account of DTC or its nominee.

VI The Company shall not have the right to redeem the Floating Rate Notes of any series before maturity.

Any or all of the 2018 Fixed Rate Notes are redeemable at the Company’s option, at any time prior to Maturity at a redemption price for any 2018 Fixed Rate Notes to be redeemed on a Redemption Date (as defined herein) equal to the greater of the following amounts:

•	100% of the principal amount of the 2018 Fixed Rate Notes being redeemed; or

•	the sum of the present values of the remaining scheduled payments of principal and interest on the 2018 Fixed Rate Notes being redeemed on that Redemption Date (not including any portion of any payments of interest accrued to such Redemption Date) discounted to their present value as of such Redemption Date on a semiannual basis at the Treasury Rate (as defined herein), as determined by the Reference Treasury Dealer (as defined herein), plus 3 basis points;

plus, in each case, accrued and unpaid interest on such 2018 Fixed Rate Notes to the Redemption Date.

Any or all of the 2020 Fixed Rate Notes are redeemable at the Company’s option, at any time prior to February 6, 2020 (the date that is one month before Maturity) at a redemption price for any 2020 Fixed Rate Notes to be redeemed on a Redemption Date equal to the greater of the following amounts:

•	100% of the principal amount of the 2020 Fixed Rate Notes being redeemed; or

•	the sum of the present values of the remaining scheduled payments of principal and interest on the 2020 Fixed Rate Notes being redeemed on that Redemption Date (not including any portion of any payments of interest accrued to such Redemption Date) discounted to their present value as of such Redemption Date on a semiannual basis at the Treasury Rate, as determined by the Reference Treasury Dealer, plus 5 basis points;

plus, in each case, accrued and unpaid interest on such 2020 Fixed Rate Notes to the Redemption Date. Any or all of the 2020 Fixed Rate Notes are redeemable at the Company’s option, at any time on or after February 6, 2020 (the date that is one month before Maturity), at a redemption price for any 2020 Fixed Rate Notes to be redeemed on a Redemption Date equal to 100% of the principal amount of the 2020 Fixed Rate Notes being redeemed on such Redemption Date plus, in each case, accrued and unpaid interest on the 2020 Fixed Rate Notes to such Redemption Date.

Any or all of the 2022 Fixed Rate Notes are redeemable at the Company’s option, at any time prior to January 6, 2022 (the date that is two months before Maturity) at a redemption price for any 2022 Fixed Rate Notes to be redeemed on a Redemption Date equal to the greater of the following amounts:

•	100% of the principal amount of the 2022 Fixed Rate Notes being redeemed; or

•	the sum of the present values of the remaining scheduled payments of principal and interest on the 2022 Fixed Rate Notes being redeemed on that Redemption Date (not including any portion of any payments of interest accrued to such Redemption Date) discounted to their present value as of such Redemption Date on a semiannual basis at the Treasury Rate, as determined by the Reference Treasury Dealer, plus 7 basis points;

plus, in each case, accrued and unpaid interest on such 2022 Fixed Rate Notes to the Redemption Date. Any or all of the 2022 Fixed Rate Notes are redeemable at the Company’s option, at any time on or after January 6, 2022 (the date that is two months before Maturity), at a redemption price for any 2022 Fixed Rate Notes to be redeemed on a Redemption Date equal to 100% of the principal amount of the 2022 Fixed Rate Notes being redeemed on such Redemption Date plus, in each case, accrued and unpaid interest on the 2022 Fixed Rate Notes to such Redemption Date.

Any or all of the 2025 Fixed Rate Notes are redeemable at the Company’s option, at any time prior to December 6, 2024 (the date that is three months before Maturity) at a redemption price for any 2025 Fixed Rate Notes to be redeemed on a Redemption Date equal to the greater of the following amounts:

•	100% of the principal amount of the 2025 Fixed Rate Notes being redeemed; or

•	the sum of the present values of the remaining scheduled payments of principal and interest on the 2025 Fixed Rate Notes being redeemed on that Redemption Date (not including any portion of any payments of interest accrued to such Redemption Date) discounted to their present value as of such Redemption Date on a semiannual basis at the Treasury Rate, as determined by the Reference Treasury Dealer, plus 10 basis points;

plus, in each case, accrued and unpaid interest on such 2025 Fixed Rate Notes to the Redemption Date. Any or all of the 2025 Fixed Rate Notes are redeemable at the Company’s option, at any time on or after December 6, 2024 (the date that is three months before Maturity), at a redemption price for any 2025 Fixed Rate Notes to be redeemed on a Redemption Date equal to 100% of the principal amount of the 2025 Fixed Rate Notes being redeemed on such Redemption Date plus, in each case, accrued and unpaid interest on the 2025 Fixed Rate Notes to such Redemption Date.

Any or all of the 2045 Fixed Rate Notes are redeemable at the Company’s option, at any time prior to September 6, 2044 (the date that is six months before Maturity) at a redemption price for any 2045 Fixed Rate Notes to be redeemed on a Redemption Date equal to the greater of the following amounts:

•	100% of the principal amount of the 2045 Fixed Rate Notes being redeemed; or

•	the sum of the present values of the remaining scheduled payments of principal and interest on the 2045 Fixed Rate Notes being redeemed on that Redemption Date (not including any portion of any payments of interest accrued to such Redemption Date) discounted to their present value as of such Redemption Date on a semiannual basis at the Treasury Rate, as determined by the Reference Treasury Dealer, plus 15 basis points;

plus, in each case, accrued and unpaid interest on such 2045 Fixed Rate Notes to the Redemption Date. Any or all of the 2045 Fixed Rate Notes are redeemable at the Company’s option, at any time on or after September 6, 2044 (the date that is six months before Maturity), at a redemption price for any 2045 Fixed Rate Notes to be redeemed on a Redemption Date equal to 100% of the principal amount of the 2045 Fixed Rate Notes being redeemed on such Redemption Date plus, in each case, accrued and unpaid interest on the 2045 Fixed Rate Notes to such Redemption Date.

Notwithstanding the foregoing, installments of interest on the Fixed Rate Notes that are due and payable on Fixed Rate Interest Payment Dates falling on or prior to a Redemption Date will be payable on the relevant Fixed

Rate Interest Payment Date to the Holders of such Fixed Rate Notes as of the close of business on the Fixed Rate Regular Record Date immediately preceding such Fixed Rate Interest Payment Date. The redemption price will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

The Company will send notice of any redemption not more than 60 nor less than 10 days before the Redemption Date to each registered Holder of the Fixed Rate Notes to be redeemed, with such notice to be sent in accordance with the provisions of the Indenture. Once notice of redemption is sent, the Fixed Rate Notes called for redemption will become due and payable on the Redemption Date and at the applicable redemption price, plus accrued and unpaid interest to the Redemption Date, subject to any conditions precedent specified in such notice.

On and after the Redemption Date, interest will cease to accrue on the Fixed Rate Notes or any portion of the Fixed Rate Notes called for redemption (unless the Company defaults in the payment of the redemption price and accrued interest). On or before the Redemption Date, the Company will deposit with a paying agent or the Trustee money sufficient to pay the redemption price of and accrued interest on the Fixed Rate Notes to be redeemed on that date. If less than all of the Fixed Rate Notes of a series are to be redeemed, the Fixed Rate Notes of that series to be redeemed shall be selected by the Trustee pro rata, by lot, or by such other method the Trustee deems to be fair and appropriate, in each case in accordance with the applicable procedures of DTC.

For purposes of this Clause VI:

“Comparable Treasury Issue” means the United States Treasury security having a maturity comparable to the remaining term of the Fixed Rate Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Fixed Rate Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date, (a) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (b) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations, or (c) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Redemption Date” means, with respect to the Fixed Rate Notes of each series, any date fixed for redemption by or pursuant to the Indenture and such Fixed Rates Notes.

“Reference Treasury Dealer” means (a) each of Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC (or their respective affiliates which are Primary Treasury Dealers (as defined below)), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States of America (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer; and (b) any other Primary Treasury Dealer(s) selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the applicable Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the applicable Comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

VII The Notes shall not be entitled to the benefit of any mandatory redemption or sinking fund.

VIII The Notes shall be issued only in denominations of U.S. $2,000, and any integral multiple of U.S. $1,000 in excess thereof.

IX The Trustee, Paying Agent and Security Registrar for the Notes shall initially be Deutsche Bank Trust Company Americas. The Calculation Agent for the Floating Rate Notes shall initially be Deutsche Bank Trust

Company Americas, unless and until such time as a successor is appointed. If that bank is unable or unwilling to continue to act as the Calculation Agent or if it fails to calculate properly the interest rate on the Floating Rate Notes for any applicable Floating Rate Interest Period, the Company will appoint another leading commercial or investment bank engaged in the London interbank market to act as Calculation Agent in its place. The Calculation Agent may not resign its duties without a successor having been appointed.

X Upon issuance, the Notes of each series will be represented by one or more global Securities representing all of the aggregate principal amount of such Notes and will be registered in the name of the nominee of DTC, which will act as depositary. DTC, or any successor depositary for the Notes permitted by the terms of the Indenture, this Officer’s Certificate and the Notes, is hereinafter referred to as the “Depositary.” Except as set forth in the Indenture, owners of beneficial interests in the Notes will not be entitled to have Notes registered in their names, will not receive or be entitled to receive Notes in definitive form and will not be considered Holders of Notes under the Indenture.

Notwithstanding any other provisions of the Indenture, this Officer’s Certificate or the Notes, unless and until exchanged in whole or in part for the individual Securities represented thereby, the global Security or Securities representing all or a portion of the Notes of the applicable series may not be transferred except, as provided in Section 3.05 of the Indenture, by the Depositary to another nominee of the Depositary for the Notes, or by a nominee of such Depositary to such Depositary or another nominee of such Depositary, or by such Depositary or any such nominee to a successor Depositary or nominee of such successor Depositary.

XI The Notes shall be defeasible pursuant to Section 4.03 of the Indenture.

XII The issue price to public of the 2018 Floating Rate Notes shall be 100% of the principal amount of the 2018 Floating Rate Notes. The issue price to public of the 2022 Floating Rate Notes shall be 100% of the principal amount of the 2022 Floating Rate Notes. The issue price to public of the 2018 Fixed Rate Notes shall be 100% of the principal amount of the 2018 Fixed Rate Notes. The issue price to public of the 2020 Fixed Rate Notes shall be 100% of the principal amount of the 2020 Fixed Rate Notes. The issue price to public of the 2022 Fixed Rate Notes shall be 100% of the principal amount of the 2022 Fixed Rate Notes. The issue price to public of the 2025 Fixed Rate Notes shall be 100% of the principal amount of the 2025 Fixed Rate Notes. The issue price to public of the 2045 Fixed Rate Notes shall be 100% of the principal amount of the 2045 Fixed Rate Notes.

XIII The underwriters’ commission or discount as a percentage of the principal amount of the 2018 Floating Rate Notes shall be 0.100% of the principal amount of the 2018 Floating Rate Notes. The underwriters’ commission or discount as a percentage of the principal amount of the 2022 Floating Rate Notes shall be 0.180% of the principal amount of the 2022 Floating Rate Notes. The underwriters’ commission or discount as a percentage of the principal amount of the 2018 Fixed Rate Notes shall be 0.100% of the principal amount of the 2018 Fixed Rate Notes. The underwriters’ commission or discount as a percentage of the principal amount of the 2020 Fixed Rate Notes shall be 0.150% of the principal amount of the 2020 Fixed Rate Notes. The underwriters’ commission or discount as a percentage of the principal amount of the 2022 Fixed Rate Notes shall be 0.180% of the principal amount of the 2022 Fixed Rate Notes. The underwriters’ commission or discount as a percentage of the principal amount of the 2025 Fixed Rate Notes shall be 0.200% of the principal amount of the 2025 Fixed Rate Notes. The underwriters’ commission or discount as a percentage of the principal amount of the 2045 Fixed Rate Notes shall be 0.450% of the principal amount of the 2045 Fixed Rate Notes.

Furthermore, we hereby approve the form of and authorize the execution and delivery of the Notes substantially in the forms attached hereto as Exhibit A, Exhibit B, Exhibit C, Exhibit D, Exhibit E, Exhibit F and Exhibit G.

IN WITNESS WHEREOF, the undersigned has executed this Officer’s Certificate on behalf of the Company as of this     th day of March, 2015.

By:	/s/ Robert N. Schleckser
	Name:	Robert N. Schleckser
	Title:	Vice President and Treasurer

[Signature Page to Officer’s Certificate pursuant to Sections 3.01 and 3.03 of the Indenture]

EXHIBIT A

[Form of Floating Rate Note due 2018]

[Face of Security]

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF DTC OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR SUCH NOMINEE, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

EXXON MOBIL CORPORATION

No. [ ]	U.S. $[ ]
CUSIP / ISIN: 30231G AM4 / US30231G AM42

EXXON MOBIL CORPORATION, a corporation duly organized and existing under the laws of the State of New Jersey (herein called the “Company”, which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [        ] UNITED STATES DOLLARS on March 1, 2018 and to pay interest thereon from March 6, 2015 or from the most recent 2018 Floating Rate Note Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on March 1, June 1, September 1 and December 1 in each year, commencing on June 1, 2015 at a rate per annum equal to three-month LIBOR as determined on the Floating Rate Interest Determination Date for that 2018 Floating Rate Note Interest Period, plus 0.050% as calculated by the Calculation Agent, computed on the basis of a 360-day year and the actual number of days that have elapsed in the applicable 2018 Floating Rate Note Interest Period and subject to the maximum interest rate permitted by New York law or other applicable state law, as such law may be modified by United States law of general application, until the principal hereof is paid or made available for payment. The Calculation Agent has set the initial interest rate on this Security at 0.31185% per annum, and will reset such interest rate for each 2018 Floating Rate Note Interest Period on the 2018 Floating Rate Note Interest Payment Date for the preceding 2018 Floating Rate Note Interest Period. The interest so payable, and timely paid or duly provided for, on any 2018 Floating Rate Note Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the 2018 Floating Rate Note Regular Record Date for such interest, which shall be the February 15, May 15, August 15 or November 15 (whether or not a Business Date), as the case may be, next preceding such 2018 Floating Rate Note Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so timely paid or duly provided for will forthwith cease to be payable to the Holder on such 2018 Floating Rate Note Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose, pursuant to the Indenture, which shall initially be the Corporate Trust Office of the Trustee located at 60 Wall Street, 16th Floor, Trust & Agency Services, New York, New York 10005, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debt; provided, however, (a) in the case of Securities in global form registered in the name of or held by The Depository Trust Company (“DTC”) or its nominee, payment of the principal of and interest will be made in immediately available funds to DTC or its nominee, as the case may be, as the registered holder of such Global Security, and (b) in the case of other Securities, at the option of the Company payment of the principal of and interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: March 6, 2015

EXXON MOBIL CORPORATION

By:

Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein issued under the Indenture described herein.

Dated: March 6, 2015

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:	Deutsche Bank National Trust Company

By:
	Title:	Authorized Signatory

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 20, 2014 (as supplemented by the Officer’s Certificate setting forth the terms of the Securities dated as of the date hereof, herein called the “Indenture”), between the Company and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to U.S. $500,000,000, subject to (i) the Company’s right from time to time, without giving notice to or seeking the consent of the holders of the Securities, to issue an unlimited amount of additional securities in one or more series having the same ranking and the same interest rate, maturity and other terms as the Securities other than issue date, issue price and the payment of interest accruing prior to the issue date of the additional securities (such additional securities having such similar terms, together with the Securities of this series, constituting a single issue of Securities under the Indenture), provided that if such additional securities are not fungible with the then-outstanding Securities of this series for U.S. federal income tax purposes, the additional securities shall have a separate CUSIP number, and (ii) Securities of this series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of this series pursuant to the provisions of the Indenture. The Securities of this series are issuable as Securities only in registered form, without coupons in denominations of U.S. $2,000 or any integral multiple of U.S. $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of any authorized denominations, as requested by the Holder surrendering the same, upon surrender of the Security or Securities to be exchanged at any office or agency described below where Securities of this series may be presented for registration of transfer.

Subject to certain conditions set forth in the Indenture, the Company at any time may discharge or defease some of or all of its obligations under this Security and the Indenture in accordance with Section 4.03 of the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding (with each series voting as a separate class in certain cases specified in the Indenture, or with all series voting as one class, in certain other cases specified in the Indenture), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notification of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice at the Corporate Trust Office of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series and all other affected series shall have made written request to the Trustee to institute such proceeding as trustee (and offered security or indemnity satisfactory to the Trustee), and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of all affected series a direction inconsistent with such request and shall have failed to institute such proceedings within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of or any interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any interest on such Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. The Company and the Trustee shall be entitled to request an opinion of counsel providing that the transfer complies with applicable securities laws.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Notwithstanding anything in the Indenture or in the terms of this Security to the contrary, the exchange of this Security for a Security will be subject to satisfaction of the provisions of the United States tax laws in effect at the time of the exchange. Neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be required to exchange this Security for a Security if (a) as a result thereof and in the Company’s judgment, the Company would incur adverse consequences under then applicable United States Federal income tax laws and (b) in the case of the Trustee or any agent of the Company or the Trustee, the Company shall have delivered to such Person an Officer’s Certificate and an Opinion of Counsel as to the matters set forth in clause (a) above.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

EXHIBIT B

[Form of Floating Rate Note due 2022]

[Face of Security]

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF DTC OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR SUCH NOMINEE, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

EXXON MOBIL CORPORATION

No. [ ]	U.S. $[ ]
CUSIP / ISIN: 30231G AK8 / US30231GAK85

EXXON MOBIL CORPORATION, a corporation duly organized and existing under the laws of the State of New Jersey (herein called the “Company”, which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [        ] UNITED STATES DOLLARS on March 6, 2022 and to pay interest thereon from March 6, 2015 or from the most recent 2022 Floating Rate Note Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on March 6, June 6, September 6 and December 6 in each year, commencing on June 6, 2015 at a rate per annum equal to three-month LIBOR as determined on the Floating Rate Interest Determination Date for that 2022 Floating Rate Note Interest Period, plus 0.370% as calculated by the Calculation Agent, computed on the basis of a 360-day year and the actual number of days that have elapsed in the applicable 2022 Floating Rate Note Interest Period and subject to the maximum interest rate permitted by New York law or other applicable state law, as such law may be modified by United States law of general application, until the principal hereof is paid or made available for payment. The Calculation Agent has set the initial interest rate on this Security at 0.63185% per annum, and will reset such interest rate for each 2022 Floating Rate Note Interest Period on the 2022 Floating Rate Note Interest Payment Date for the preceding 2022 Floating Rate Note Interest Period. The interest so payable, and timely paid or duly provided for, on any 2022 Floating Rate Note Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the 2022 Floating Rate Note Regular Record Date for such interest, which shall be the February 20, May 20, August 20 or November 20 (whether or not a Business Date), as the case may be, next preceding such 2022 Floating Rate Note Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so timely paid or duly provided for will forthwith cease to be payable to the Holder on such 2022 Floating Rate Note Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose, pursuant to the Indenture, which shall initially be the Corporate Trust Office of the Trustee located at 60 Wall Street, 16th Floor, Trust & Agency Services, New York, New York 10005, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debt; provided, however, (a) in the case of Securities in global form registered in the name of or held by The Depository Trust Company (“DTC”) or its nominee, payment of the principal of and interest will be made in immediately available funds to DTC or its nominee, as the case may be, as the registered holder of such Global Security, and (b) in the case of other Securities, at the option of the Company payment of the principal of and interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: March 6, 2015

EXXON MOBIL CORPORATION

By:

Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein issued under the Indenture described herein.

Dated: March 6, 2015

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:	Deutsche Bank National Trust Company

By:
	Title:	Authorized Signatory

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 20, 2014 (as supplemented by the Officer’s Certificate setting forth the terms of the Securities dated as of the date hereof, herein called the “Indenture”), between the Company and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to U.S. $500,000,000, subject to (i) the Company’s right from time to time, without giving notice to or seeking the consent of the holders of the Securities, to issue an unlimited amount of additional securities in one or more series having the same ranking and the same interest rate, maturity and other terms as the Securities other than issue date, issue price and the payment of interest accruing prior to the issue date of the additional securities (such additional securities having such similar terms, together with the Securities of this series, constituting a single issue of Securities under the Indenture), provided that if such additional securities are not fungible with the then-outstanding Securities of this series for U.S. federal income tax purposes, the additional securities shall have a separate CUSIP number, and (ii) Securities of this series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of this series pursuant to the provisions of the Indenture. The Securities of this series are issuable as Securities only in registered form, without coupons in denominations of U.S. $2,000 or any integral multiple of U.S. $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of any authorized denominations, as requested by the Holder surrendering the same, upon surrender of the Security or Securities to be exchanged at any office or agency described below where Securities of this series may be presented for registration of transfer.

Subject to certain conditions set forth in the Indenture, the Company at any time may discharge or defease some of or all of its obligations under this Security and the Indenture in accordance with Section 4.03 of the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding (with each series voting as a separate class in certain cases specified in the Indenture, or with all series voting as one class, in certain other cases specified in the Indenture), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notification of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice at the Corporate Trust Office of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series and all other affected series shall have made written request to the Trustee to institute such proceeding as trustee (and offered security or indemnity satisfactory to the Trustee), and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of all affected series a direction inconsistent with such request and shall have failed to institute such proceedings within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of or any interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any interest on such Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. The Company and the Trustee shall be entitled to request an opinion of counsel providing that the transfer complies with applicable securities laws.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Notwithstanding anything in the Indenture or in the terms of this Security to the contrary, the exchange of this Security for a Security will be subject to satisfaction of the provisions of the United States tax laws in effect at the time of the exchange. Neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be required to exchange this Security for a Security if (a) as a result thereof and in the Company’s judgment, the Company would incur adverse consequences under then applicable United States Federal income tax laws and (b) in the case of the Trustee or any agent of the Company or the Trustee, the Company shall have delivered to such Person an Officer’s Certificate and an Opinion of Counsel as to the matters set forth in clause (a) above.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

EXHIBIT C

[Form of 1.305% Note due 2018]

[Face of Security]

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF DTC OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR SUCH NOMINEE, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

EXXON MOBIL CORPORATION

No. [ ]	U.S. $[ ]
CUSIP / ISIN: 30231G AL6 / US30231GAL68

EXXON MOBIL CORPORATION, a corporation duly organized and existing under the laws of the State of New Jersey (herein called the “Company”, which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [        ] UNITED STATES DOLLARS on March 6, 2018 and to pay interest thereon from March 6, 2015 or from the most recent Fixed Rate Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on March 6 and September 6 in each year, commencing on September 6, 2015 at the rate of 1.305% per annum, computed on the basis of a 360-day year comprised of twelve 30-day months, until the principal hereof is paid or made available for payment. The interest so payable, and timely paid or duly provided for, on any Fixed Rate Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Fixed Rate Regular Record Date for such interest, which shall be the February 20 or August 20 (whether or not a Business Date), as the case may be, next preceding such Fixed Rate Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so timely paid or duly provided for will forthwith cease to be payable to the Holder on such Fixed Rate Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose, pursuant to the Indenture, which shall initially be the Corporate Trust Office of the Trustee located at 60 Wall Street, 16th Floor, Trust & Agency Services, New York, New York 10005, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debt; provided, however, (a) in the case of Securities in global form registered in the name of or held by The Depository Trust Company (“DTC”) or its nominee, payment of the principal of (and premium, if any) and interest will be made in immediately available funds to DTC or its nominee, as the case may be, as the registered holder of such Global Security, and (b) in the case of other Securities, at the option of the Company payment of the principal of (and premium, if any) and interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: March 6, 2015

EXXON MOBIL CORPORATION

By:

Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein issued under the Indenture described herein.

Dated: March 6, 2015

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:	Deutsche Bank National Trust Company

By:
	Title:	Authorized Signatory

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 20, 2014 (as supplemented by the Officer’s Certificate setting forth the terms of the Securities dated as of the date hereof, herein called the “Indenture”), between the Company and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to U.S. $1,600,000,000, subject to (i) the Company’s right from time to time, without giving notice to or seeking the consent of the holders of the Securities, to issue an unlimited amount of additional securities in one or more series having the same ranking and the same interest rate, maturity and other terms as the Securities other than issue date, issue price and the payment of interest accruing prior to the issue date of the additional securities (such additional securities having such similar terms, together with the Securities of this series, constituting a single issue of Securities under the Indenture), provided that if such additional securities are not fungible with the then-outstanding Securities of this series for U.S. federal income tax purposes, the additional securities shall have a separate CUSIP number, and (ii) Securities of this series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of this series pursuant to the provisions of the Indenture. The Securities of this series are issuable as Securities only in registered form, without coupons in denominations of U.S. $2,000 or any integral multiple of U.S. $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of any authorized denominations, as requested by the Holder surrendering the same, upon surrender of the Security or Securities to be exchanged at any office or agency described below where Securities of this series may be presented for registration of transfer.

Any or all of the Securities of this series are redeemable at the Company’s option at any time. The redemption price for any Securities to be redeemed on any date fixed for redemption by or pursuant to the Indenture and the Securities (a “Redemption Date”) that is prior to Maturity of the Securities will be equal to the greater of the following amounts:

•	100% of the principal amount of the Securities being redeemed; or

•	the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed on that Redemption Date (not including any portion of any payments of interest accrued to such Redemption Date) discounted to their present value as of such Redemption Date on a semiannual basis at the Treasury Rate (as defined herein), as determined by the Reference Treasury Dealer (as defined herein), plus 3 basis points;

plus, in each case, accrued and unpaid interest on the Securities to such Redemption Date.

Notwithstanding the foregoing, installments of interest on the Securities that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the relevant Interest Payment Date to the Holders of the Securities as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date. The redemption price will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Partial redemption must be made in an amount not less than U.S. $2,000 or any integral multiple of U.S. $1,000 in excess thereof.

Notice of redemption will be sent to Holders of Securities, not more than 60 days nor less than 10 days prior to the date fixed for redemption, all as provided in the Indenture.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

“Comparable Treasury Issue” means the United States Treasury security having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means, with respect to any Redemption Date, (a) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (b) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations, or (c) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Reference Treasury Dealer” means (a) each of Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC (or their respective affiliates which are Primary Treasury Dealers (as defined below)), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States of America (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer; and (b) any other Primary Treasury Dealer(s) selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the applicable Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the applicable Comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

Subject to certain conditions set forth in the Indenture, the Company at any time may discharge or defease some of or all of its obligations under this Security and the Indenture in accordance with Section 4.03 of the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding (with each series voting as a separate class in certain cases specified in the Indenture, or with all series voting as one class, in certain other cases specified in the Indenture), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notification of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice at the Corporate Trust Office of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series and all other affected series shall have made written request to the Trustee to institute such proceeding as trustee (and offered security or indemnity satisfactory to the Trustee), and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of all affected series a direction inconsistent with such request and shall have failed to institute such proceedings within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and any interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and any interest on such Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. The Company and the Trustee shall be entitled to request an opinion of counsel providing that the transfer complies with applicable securities laws.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Notwithstanding anything in the Indenture or in the terms of this Security to the contrary, the exchange of this Security for a Security will be subject to satisfaction of the provisions of the United States tax laws in effect at the time of the exchange. Neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be required to exchange this Security for a Security if (a) as a result thereof and in the Company’s judgment, the Company would incur adverse consequences under then applicable United States Federal income tax laws and (b) in the case of the Trustee or any agent of the Company or the Trustee, the Company shall have delivered to such Person an Officer’s Certificate and an Opinion of Counsel as to the matters set forth in clause (a) above.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

EXHIBIT D

[Form of 1.912% Note due 2020]

[Face of Security]

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF DTC OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR SUCH NOMINEE, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

EXXON MOBIL CORPORATION

No. [ ]	U.S. $[ ]
CUSIP / ISIN: 30231G AG7 / US30231GAG73

EXXON MOBIL CORPORATION, a corporation duly organized and existing under the laws of the State of New Jersey (herein called the “Company”, which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [        ] UNITED STATES DOLLARS on March 6, 2020 and to pay interest thereon from March 6, 2015 or from the most recent Fixed Rate Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on March 6 and September 6 in each year, commencing on September 6, 2015 at the rate of 1.912% per annum, computed on the basis of a 360-day year comprised of twelve 30-day months, until the principal hereof is paid or made available for payment. The interest so payable, and timely paid or duly provided for, on any Fixed Rate Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Fixed Rate Regular Record Date for such interest, which shall be the February 20 or August 20 (whether or not a Business Date), as the case may be, next preceding such Fixed Rate Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so timely paid or duly provided for will forthwith cease to be payable to the Holder on such Fixed Rate Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose, pursuant to the Indenture, which shall initially be the Corporate Trust Office of the Trustee located at 60 Wall Street, 16th Floor, Trust & Agency Services, New York, New York 10005, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debt; provided, however, (a) in the case of Securities in global form registered in the name of or held by The Depository Trust Company (“DTC”) or its nominee, payment of the principal of (and premium, if any) and interest will be made in immediately available funds to DTC or its nominee, as the case may be, as the registered holder of such Global Security, and (b) in the case of other Securities, at the option of the Company payment of the principal of (and premium, if any) and interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: March 6, 2015

EXXON MOBIL CORPORATION

By:

Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein issued under the Indenture described herein.

Dated: March 6, 2015

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:	Deutsche Bank National Trust Company

By:
	Title:	Authorized Signatory

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 20, 2014 (as supplemented by the Officer’s Certificate setting forth the terms of the Securities dated as of the date hereof, herein called the “Indenture”), between the Company and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to U.S. $1,500,000,000, subject to (i) the Company’s right from time to time, without giving notice to or seeking the consent of the holders of the Securities, to issue an unlimited amount of additional securities in one or more series having the same ranking and the same interest rate, maturity and other terms as the Securities other than issue date, issue price and the payment of interest accruing prior to the issue date of the additional securities (such additional securities having such similar terms, together with the Securities of this series, constituting a single issue of Securities under the Indenture), provided that if such additional securities are not fungible with the then-outstanding Securities of this series for U.S. federal income tax purposes, the additional securities shall have a separate CUSIP number, and (ii) Securities of this series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of this series pursuant to the provisions of the Indenture. The Securities of this series are issuable as Securities only in registered form, without coupons in denominations of U.S. $2,000 or any integral multiple of U.S. $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of any authorized denominations, as requested by the Holder surrendering the same, upon surrender of the Security or Securities to be exchanged at any office or agency described below where Securities of this series may be presented for registration of transfer.

Any or all of the Securities of this series are redeemable at the Company’s option at any time. The redemption price for any Securities to be redeemed on any date fixed for redemption by or pursuant to the Indenture and the Securities (a “Redemption Date”) that is prior to February 6, 2020 (one month before Maturity of the Securities) will be equal to the greater of the following amounts:

•	100% of the principal amount of the Securities being redeemed; or

•	the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed on that Redemption Date (not including any portion of any payments of interest accrued to such Redemption Date) discounted to their present value as of such Redemption Date on a semiannual basis at the Treasury Rate (as defined herein), as determined by the Reference Treasury Dealer (as defined herein), plus 5 basis points;

plus, in each case, accrued and unpaid interest on the Securities to such Redemption Date.

The redemption price for any Securities to be redeemed on a Redemption Date that is on or after February 6, 2020 (one month before Maturity of the Securities) will be equal to 100% of the principal amount of the Securities being redeemed on such Redemption Date, plus accrued and unpaid interest on such Securities to such Redemption Date.

Notwithstanding the foregoing, installments of interest on the Securities that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the relevant Interest Payment Date to the Holders of the Securities as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date. The redemption price will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Partial redemption must be made in an amount not less than U.S. $2,000 or any integral multiple of U.S. $1,000 in excess thereof.

Notice of redemption will be sent to Holders of Securities, not more than 60 days nor less than 10 days prior to the date fixed for redemption, all as provided in the Indenture.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

“Comparable Treasury Issue” means the United States Treasury security having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means, with respect to any Redemption Date, (a) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (b) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations, or (c) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Reference Treasury Dealer” means (a) each of Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC (or their respective affiliates which are Primary Treasury Dealers (as defined below)), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States of America (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer; and (b) any other Primary Treasury Dealer(s) selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the applicable Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the applicable Comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

Subject to certain conditions set forth in the Indenture, the Company at any time may discharge or defease some of or all of its obligations under this Security and the Indenture in accordance with Section 4.03 of the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding (with each series voting as a separate class in certain cases specified in the Indenture, or with all series voting as one class, in certain other cases specified in the Indenture), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notification of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice at the Corporate Trust Office of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series and all other affected series shall have made written request to the Trustee to institute such proceeding as trustee (and offered security or indemnity satisfactory to the Trustee), and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of all affected series a direction inconsistent with such request and shall have failed to institute such proceedings within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and any interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and any interest on such Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. The Company and the Trustee shall be entitled to request an opinion of counsel providing that the transfer complies with applicable securities laws.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Notwithstanding anything in the Indenture or in the terms of this Security to the contrary, the exchange of this Security for a Security will be subject to satisfaction of the provisions of the United States tax laws in effect at the time of the exchange. Neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be required to exchange this Security for a Security if (a) as a result thereof and in the Company’s judgment, the Company would incur adverse consequences under then applicable United States Federal income tax laws and (b) in the case of the Trustee or any agent of the Company or the Trustee, the Company shall have delivered to such Person an Officer’s Certificate and an Opinion of Counsel as to the matters set forth in clause (a) above.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

EXHIBIT E

[Form of 2.397% Note due 2022]

[Face of Security]

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF DTC OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR SUCH NOMINEE, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

EXXON MOBIL CORPORATION

No. [ ]	U.S. $[ ]
CUSIP / ISIN: 30231G AJ1 / US30231GAJ13

EXXON MOBIL CORPORATION, a corporation duly organized and existing under the laws of the State of New Jersey (herein called the “Company”, which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [        ] UNITED STATES DOLLARS on March 6, 2022 and to pay interest thereon from March 6, 2015 or from the most recent Fixed Rate Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on March 6 and September 6 in each year, commencing on September 6, 2015 at the rate of 2.397% per annum, computed on the basis of a 360-day year comprised of twelve 30-day months, until the principal hereof is paid or made available for payment. The interest so payable, and timely paid or duly provided for, on any Fixed Rate Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Fixed Rate Regular Record Date for such interest, which shall be the February 20 or August 20 (whether or not a Business Date), as the case may be, next preceding such Fixed Rate Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so timely paid or duly provided for will forthwith cease to be payable to the Holder on such Fixed Rate Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose, pursuant to the Indenture, which shall initially be the Corporate Trust Office of the Trustee located at 60 Wall Street, 16th Floor, Trust & Agency Services, New York, New York 10005, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debt; provided, however, (a) in the case of Securities in global form registered in the name of or held by The Depository Trust Company (“DTC”) or its nominee, payment of the principal of (and premium, if any) and interest will be made in immediately available funds to DTC or its nominee, as the case may be, as the registered holder of such Global Security, and (b) in the case of other Securities, at the option of the Company payment of the principal of (and premium, if any) and interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: March 6, 2015

EXXON MOBIL CORPORATION

By:

Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein issued under the Indenture described herein.

Dated: March 6, 2015

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:	Deutsche Bank National Trust Company

By:
	Title:	Authorized Signatory

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 20, 2014 (as supplemented by the Officer’s Certificate setting forth the terms of the Securities dated as of the date hereof, herein called the “Indenture”), between the Company and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to U.S. $1,150,000,000, subject to (i) the Company’s right from time to time, without giving notice to or seeking the consent of the holders of the Securities, to issue an unlimited amount of additional securities in one or more series having the same ranking and the same interest rate, maturity and other terms as the Securities other than issue date, issue price and the payment of interest accruing prior to the issue date of the additional securities (such additional securities having such similar terms, together with the Securities of this series, constituting a single issue of Securities under the Indenture), provided that if such additional securities are not fungible with the then-outstanding Securities of this series for U.S. federal income tax purposes, the additional securities shall have a separate CUSIP number, and (ii) Securities of this series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of this series pursuant to the provisions of the Indenture. The Securities of this series are issuable as Securities only in registered form, without coupons in denominations of U.S. $2,000 or any integral multiple of U.S. $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of any authorized denominations, as requested by the Holder surrendering the same, upon surrender of the Security or Securities to be exchanged at any office or agency described below where Securities of this series may be presented for registration of transfer.

Any or all of the Securities of this series are redeemable at the Company’s option at any time. The redemption price for any Securities to be redeemed on any date fixed for redemption by or pursuant to the Indenture and the Securities (a “Redemption Date”) that is prior to January 6, 2022 (two months before Maturity of the Securities) will be equal to the greater of the following amounts:

•	100% of the principal amount of the Securities being redeemed; or

•	the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed on that Redemption Date (not including any portion of any payments of interest accrued to such Redemption Date) discounted to their present value as of such Redemption Date on a semiannual basis at the Treasury Rate (as defined herein), as determined by the Reference Treasury Dealer (as defined herein), plus 7 basis points;

plus, in each case, accrued and unpaid interest on the Securities to such Redemption Date.

The redemption price for any Securities to be redeemed on a Redemption Date that is on or after January 6, 2022 (two months before Maturity of the Securities) will be equal to 100% of the principal amount of the Securities being redeemed on such Redemption Date, plus accrued and unpaid interest on such Securities to such Redemption Date.

Notwithstanding the foregoing, installments of interest on the Securities that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the relevant Interest Payment Date to the Holders of the Securities as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date. The redemption price will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Partial redemption must be made in an amount not less than U.S. $2,000 or any integral multiple of U.S. $1,000 in excess thereof.

Notice of redemption will be sent to Holders of Securities, not more than 60 days nor less than 10 days prior to the date fixed for redemption, all as provided in the Indenture.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

“Comparable Treasury Issue” means the United States Treasury security having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means, with respect to any Redemption Date, (a) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (b) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations, or (c) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Reference Treasury Dealer” means (a) each of Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC (or their respective affiliates which are Primary Treasury Dealers (as defined below)), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States of America (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer; and (b) any other Primary Treasury Dealer(s) selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the applicable Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the applicable Comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

Subject to certain conditions set forth in the Indenture, the Company at any time may discharge or defease some of or all of its obligations under this Security and the Indenture in accordance with Section 4.03 of the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding (with each series voting as a separate class in certain cases specified in the Indenture, or with all series voting as one class, in certain other cases specified in the Indenture), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notification of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice at the Corporate Trust Office of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series and all other affected series shall have made written request to the Trustee to institute such proceeding as trustee (and offered security or indemnity satisfactory to the Trustee), and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of all affected series a direction inconsistent with such request and shall have failed to institute such proceedings within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and any interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and any interest on such Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. The Company and the Trustee shall be entitled to request an opinion of counsel providing that the transfer complies with applicable securities laws.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Notwithstanding anything in the Indenture or in the terms of this Security to the contrary, the exchange of this Security for a Security will be subject to satisfaction of the provisions of the United States tax laws in effect at the time of the exchange. Neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be required to exchange this Security for a Security if (a) as a result thereof and in the Company’s judgment, the Company would incur adverse consequences under then applicable United States Federal income tax laws and (b) in the case of the Trustee or any agent of the Company or the Trustee, the Company shall have delivered to such Person an Officer’s Certificate and an Opinion of Counsel as to the matters set forth in clause (a) above.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

EXHIBIT F

[Form of 2.709% Note due 2025]

[Face of Security]

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF DTC OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR SUCH NOMINEE, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

EXXON MOBIL CORPORATION

No. [ ]	U.S. $[ ]
CUSIP / ISIN: 30231G AF9 / US30231GAF90

EXXON MOBIL CORPORATION, a corporation duly organized and existing under the laws of the State of New Jersey (herein called the “Company”, which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [        ] UNITED STATES DOLLARS on March 6, 2025 and to pay interest thereon from March 6, 2015 or from the most recent Fixed Rate Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on March 6 and September 6 in each year, commencing on September 6, 2015 at the rate of 2.709% per annum, computed on the basis of a 360-day year comprised of twelve 30-day months, until the principal hereof is paid or made available for payment. The interest so payable, and timely paid or duly provided for, on any Fixed Rate Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Fixed Rate Regular Record Date for such interest, which shall be the February 20 or August 20 (whether or not a Business Date), as the case may be, next preceding such Fixed Rate Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so timely paid or duly provided for will forthwith cease to be payable to the Holder on such Fixed Rate Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose, pursuant to the Indenture, which shall initially be the Corporate Trust Office of the Trustee located at 60 Wall Street, 16th Floor, Trust & Agency Services, New York, New York 10005, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debt; provided, however, (a) in the case of Securities in global form registered in the name of or held by The Depository Trust Company (“DTC”) or its nominee, payment of the principal of (and premium, if any) and interest will be made in immediately available funds to DTC or its nominee, as the case may be, as the registered holder of such Global Security, and (b) in the case of other Securities, at the option of the Company payment of the principal of (and premium, if any) and interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: March 6, 2015

EXXON MOBIL CORPORATION

By:

Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein issued under the Indenture described herein.

Dated: March 6, 2015

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:	Deutsche Bank National Trust Company

By:
	Title:	Authorized Signatory

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 20, 2014 (as supplemented by the Officer’s Certificate setting forth the terms of the Securities dated as of the date hereof, herein called the “Indenture”), between the Company and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to U.S. $1,750,000,000, subject to (i) the Company’s right from time to time, without giving notice to or seeking the consent of the holders of the Securities, to issue an unlimited amount of additional securities in one or more series having the same ranking and the same interest rate, maturity and other terms as the Securities other than issue date, issue price and the payment of interest accruing prior to the issue date of the additional securities (such additional securities having such similar terms, together with the Securities of this series, constituting a single issue of Securities under the Indenture), provided that if such additional securities are not fungible with the then-outstanding Securities of this series for U.S. federal income tax purposes, the additional securities shall have a separate CUSIP number, and (ii) Securities of this series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of this series pursuant to the provisions of the Indenture. The Securities of this series are issuable as Securities only in registered form, without coupons in denominations of U.S. $2,000 or any integral multiple of U.S. $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of any authorized denominations, as requested by the Holder surrendering the same, upon surrender of the Security or Securities to be exchanged at any office or agency described below where Securities of this series may be presented for registration of transfer.

Any or all of the Securities of this series are redeemable at the Company’s option at any time. The redemption price for any Securities to be redeemed on any date fixed for redemption by or pursuant to the Indenture and the Securities (a “Redemption Date”) that is prior to December 6, 2024 (three months before Maturity of the Securities) will be equal to the greater of the following amounts:

•	100% of the principal amount of the Securities being redeemed; or

•	the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed on that Redemption Date (not including any portion of any payments of interest accrued to such Redemption Date) discounted to their present value as of such Redemption Date on a semiannual basis at the Treasury Rate (as defined herein), as determined by the Reference Treasury Dealer (as defined herein), plus 10 basis points;

plus, in each case, accrued and unpaid interest on the Securities to such Redemption Date.

The redemption price for any Securities to be redeemed on a Redemption Date that is on or after December 6, 2024 (three months before Maturity of the Securities) will be equal to 100% of the principal amount of the Securities being redeemed on such Redemption Date, plus accrued and unpaid interest on such Securities to such Redemption Date.

Notwithstanding the foregoing, installments of interest on the Securities that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the relevant Interest Payment Date to the Holders of the Securities as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date. The redemption price will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Partial redemption must be made in an amount not less than U.S. $2,000 or any integral multiple of U.S. $1,000 in excess thereof.

Notice of redemption will be sent to Holders of Securities, not more than 60 days nor less than 10 days prior to the date fixed for redemption, all as provided in the Indenture.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

“Comparable Treasury Issue” means the United States Treasury security having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means, with respect to any Redemption Date, (a) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (b) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations, or (c) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Reference Treasury Dealer” means (a) each of Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC (or their respective affiliates which are Primary Treasury Dealers (as defined below)), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States of America (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer; and (b) any other Primary Treasury Dealer(s) selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the applicable Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the applicable Comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

Subject to certain conditions set forth in the Indenture, the Company at any time may discharge or defease some of or all of its obligations under this Security and the Indenture in accordance with Section 4.03 of the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding (with each series voting as a separate class in certain cases specified in the Indenture, or with all series voting as one class, in certain other cases specified in the Indenture), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notification of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice at the Corporate Trust Office of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series and all other affected series shall have made written request to the Trustee to institute such proceeding as trustee (and offered security or indemnity satisfactory to the Trustee), and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of all affected series a direction inconsistent with such request and shall have failed to institute such proceedings within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and any interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and any interest on such Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. The Company and the Trustee shall be entitled to request an opinion of counsel providing that the transfer complies with applicable securities laws.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Notwithstanding anything in the Indenture or in the terms of this Security to the contrary, the exchange of this Security for a Security will be subject to satisfaction of the provisions of the United States tax laws in effect at the time of the exchange. Neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be required to exchange this Security for a Security if (a) as a result thereof and in the Company’s judgment, the Company would incur adverse consequences under then applicable United States Federal income tax laws and (b) in the case of the Trustee or any agent of the Company or the Trustee, the Company shall have delivered to such Person an Officer’s Certificate and an Opinion of Counsel as to the matters set forth in clause (a) above.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

EXHIBIT G

[Form of 3.567% Note due 2045]

[Face of Security]

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF DTC OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR SUCH NOMINEE, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

EXXON MOBIL CORPORATION

No. [ ]	U.S. $[ ]
CUSIP / ISIN: 30231G AN2 / US30231GAN25

EXXON MOBIL CORPORATION, a corporation duly organized and existing under the laws of the State of New Jersey (herein called the “Company”, which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [        ] UNITED STATES DOLLARS on March 6, 2045 and to pay interest thereon from March 6, 2015 or from the most recent Fixed Rate Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on March 6 and September 6 in each year, commencing on September 6, 2015 at the rate of 3.567% per annum, computed on the basis of a 360-day year comprised of twelve 30-day months, until the principal hereof is paid or made available for payment. The interest so payable, and timely paid or duly provided for, on any Fixed Rate Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Fixed Rate Regular Record Date for such interest, which shall be the February 20 or August 20 (whether or not a Business Date), as the case may be, next preceding such Fixed Rate Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so timely paid or duly provided for will forthwith cease to be payable to the Holder on such Fixed Rate Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose, pursuant to the Indenture, which shall initially be the Corporate Trust Office of the Trustee located at 60 Wall Street, 16th Floor, Trust & Agency Services, New York, New York 10005, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debt; provided, however, (a) in the case of Securities in global form registered in the name of or held by The Depository Trust Company (“DTC”) or its nominee, payment of the principal of (and premium, if any) and interest will be made in immediately available funds to DTC or its nominee, as the case may be, as the registered holder of such Global Security, and (b) in the case of other Securities, at the option of the Company payment of the principal of (and premium, if any) and interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: March 6, 2015

EXXON MOBIL CORPORATION

By:

Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein issued under the Indenture described herein.

Dated: March 6, 2015

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:	Deutsche Bank National Trust Company

By:
	Title:	Authorized Signatory

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 20, 2014 (as supplemented by the Officer’s Certificate setting forth the terms of the Securities dated as of the date hereof, herein called the “Indenture”), between the Company and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to U.S. $1,000,000,000, subject to (i) the Company’s right from time to time, without giving notice to or seeking the consent of the holders of the Securities, to issue an unlimited amount of additional securities in one or more series having the same ranking and the same interest rate, maturity and other terms as the Securities other than issue date, issue price and the payment of interest accruing prior to the issue date of the additional securities (such additional securities having such similar terms, together with the Securities of this series, constituting a single issue of Securities under the Indenture), provided that if such additional securities are not fungible with the then-outstanding Securities of this series for U.S. federal income tax purposes, the additional securities shall have a separate CUSIP number, and (ii) Securities of this series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of this series pursuant to the provisions of the Indenture. The Securities of this series are issuable as Securities only in registered form, without coupons in denominations of U.S. $2,000 or any integral multiple of U.S. $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of any authorized denominations, as requested by the Holder surrendering the same, upon surrender of the Security or Securities to be exchanged at any office or agency described below where Securities of this series may be presented for registration of transfer.

Any or all of the Securities of this series are redeemable at the Company’s option at any time. The redemption price for any Securities to be redeemed on any date fixed for redemption by or pursuant to the Indenture and the Securities (a “Redemption Date”) that is prior to September 6, 2044 (six months before Maturity of the Securities) will be equal to the greater of the following amounts:

•	100% of the principal amount of the Securities being redeemed; or

•	the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed on that Redemption Date (not including any portion of any payments of interest accrued to such Redemption Date) discounted to their present value as of such Redemption Date on a semiannual basis at the Treasury Rate (as defined herein), as determined by the Reference Treasury Dealer (as defined herein), plus 15 basis points;

plus, in each case, accrued and unpaid interest on the Securities to such Redemption Date.

The redemption price for any Securities to be redeemed on a Redemption Date that is on or after September 6, 2044 (six months before Maturity of the Securities) will be equal to 100% of the principal amount of the Securities being redeemed on such Redemption Date, plus accrued and unpaid interest on such Securities to such Redemption Date.

Notwithstanding the foregoing, installments of interest on the Securities that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the relevant Interest Payment Date to the Holders of the Securities as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date. The redemption price will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Partial redemption must be made in an amount not less than U.S. $2,000 or any integral multiple of U.S. $1,000 in excess thereof.

Notice of redemption will be sent to Holders of Securities, not more than 60 days nor less than 10 days prior to the date fixed for redemption, all as provided in the Indenture.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

“Comparable Treasury Issue” means the United States Treasury security having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means, with respect to any Redemption Date, (a) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (b) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations, or (c) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Reference Treasury Dealer” means (a) each of Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC (or their respective affiliates which are Primary Treasury Dealers (as defined below)), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States of America (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer; and (b) any other Primary Treasury Dealer(s) selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the applicable Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the applicable Comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

Subject to certain conditions set forth in the Indenture, the Company at any time may discharge or defease some of or all of its obligations under this Security and the Indenture in accordance with Section 4.03 of the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding (with each series voting as a separate class in certain cases specified in the Indenture, or with all series voting as one class, in certain other cases specified in the Indenture), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notification of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice at the Corporate Trust Office of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series and all other affected series shall have made written request to the Trustee to institute such proceeding as trustee (and offered security or indemnity satisfactory to the Trustee), and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of all affected series a direction inconsistent with such request and shall have failed to institute such proceedings within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and any interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and any interest on such Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. The Company and the Trustee shall be entitled to request an opinion of counsel providing that the transfer complies with applicable securities laws.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Notwithstanding anything in the Indenture or in the terms of this Security to the contrary, the exchange of this Security for a Security will be subject to satisfaction of the provisions of the United States tax laws in effect at the time of the exchange. Neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be required to exchange this Security for a Security if (a) as a result thereof and in the Company’s judgment, the Company would incur adverse consequences under then applicable United States Federal income tax laws and (b) in the case of the Trustee or any agent of the Company or the Trustee, the Company shall have delivered to such Person an Officer’s Certificate and an Opinion of Counsel as to the matters set forth in clause (a) above.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.